NOTE


$15,000,000                                                  Philadelphia, PA
                                                            December 18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.



                           MLC HOLDINGS, INC.


                           By:________________________
                                      Name:
                                     Title:

                           MLC GROUP, INC.

                           By:________________________
                                      Name:
                                     Title:



                           MLC FEDERAL, INC.


                           By:________________________
                                      Name:
                                     Title:

                                      NOTE

$7,000,000                                                  Philadelphia,  PA
                                                            December  18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of BANK LEUMI USA (the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.


                           MLC HOLDINGS, INC.


                           By:________________________
                                      Name:
                                     Title:

                           MLC GROUP, INC.

                           By:________________________
                                      Name:
                                     Title:

                           MLC FEDERAL, INC.


                           By:________________________
                                      Name:
                                     Title:

                                      NOTE


$7,000,000                                                     Philadelphia, PA
                                                              Decebmer 18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of SUMMIT BANK (the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.


                           MLC HOLDINGS, INC.


                           By:________________________
                                      Name:
                                     Title:

                           MLC GROUP, INC.


                           By:________________________
                                      Name:
                                     Title:


                           MLC FEDERAL, INC.


                           By:________________________
                                      Name:
                                     Title:

                                      NOTE


$7,000,000                                                  Philadelphia, PA
                                                            December 18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of WACHOVIA BANK (the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.



                           MLC HOLDINGS, INC.


                           By:________________________
                                      Name:
                                     Title:

                           MLC GROUP, INC.


                           By:________________________
                                      Name:
                                     Title:



                           MLC FEDERAL, INC.


                           By:________________________
                                      Name:
                                     Title:

                                      NOTE


$7,000,000                                                 Philadelphia, PA
                                                           Decebmer 18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION(the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.



                          MLC HOLDINGS, INC.


                          By:________________________
                                      Name:
                                     Title:

                          MLC GROUP, INC.


                          By:________________________
                                      Name:
                                     Title:



                          MLC FEDERAL, INC.


                          By:________________________
                                      Name:
                                     Title:

                                      NOTE


$7,000,000                                                Philadelphia, PA
                                                          Decebmer 18, 1998

For Value Received, MLC HOLDINGS, INC., a Delaware corporation ("Holdings"), MLC GROUP, INC., a Virginia corporation ("MLC"), and MLC FEDERAL, INC., a Virginia corporation ("Federal") (collectively, the "Borrowers" and individually, a "Borrower") hereby jointly and severally promise to pay to the order of RIGGS BANK N.A. (the "Bank'), in lawful currency of the United States of America in immediately available funds at the offices of FIRST UNION NATIONAL BANK located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earlier to occur of acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of SEVEN MILLION DOLLARS ($7,000,000) or, if less, the then unpaid principal amount of all Loans made by the Bank pursuant to the Credit Agreement (defined below).

The Borrowers jointly and severally promise also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement, dated December 18, 1998, by and among the Borrowers and the banking institutions named therein, with First Union National Bank, as Agent (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement").

This Note is a Note referred to in the Credit Agreement. This Note is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This
Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigneds' liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by the Bank's books and records which shall be conclusive absent manifest error.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.


                           MLC HOLDINGS, INC.


                           By:________________________
                                      Name:
                                     Title:

                           MLC GROUP, INC.


                           By:________________________
                                      Name:
                                     Title:



                           MLC FEDERAL, INC.


                           By:________________________
                                      Name:
                                     Title: